____Check this box if no longer subject to Section 16. Form 4 or Form 5 obligations may continue. See Instruction 1(b).

                         U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                          FORM 4

                      STATEMENT OF CHANGES IN BENEFICIAL OWNERSHIP

Filed pursuant to Section 16(a) of the Securities Exchange act of 1934,
Section 17(a) of the Public Utility Holding Company act of 1935 or Section 30(f) of the Investment Company Act of 1940

1. Name and Address of Reporting Person

   McGinn, Jr.		Philip			    W.
     (Last)			  (First)			(Middle)
  	383 Route 46 West
	      (Street)
  	Fairfield	  NJ       	07004
	  (City)	  	(State)   		(Zip)
2. Issuer Name and Ticker or Trading Symbol		"BPRX"

   BRADLEY PHARMACEUTICALS, INC.

3. IRS or Social Security Number of Reporting Person (Voluntary)

4. Statement for Month/Year			    	07/2000

5. If Amendment, Date of Original (Month/Year)

6. Relationship of Reporting Person to Issuer (Check all applicable)

  	    __X__Director                          ______10 % Owner
      	_____Officer (give title               ______Other (specify below)
                    	below)

                            ___________________

Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially
          Owned

1. Title of Security (Instr.3)
          Common Stock
2. Transaction Date (Month/Day/Year)
          07/03/00
3. Transaction Code (Instr.8)
          Code P
4. Securities Acquired (A) or Disposed of (D) (Instr.3,4 and 5)
          Amount - 213 (A)        Price - 1.21875
5. Amount of Securities Beneficially Owned at End of Month (Instr.3 and 4)
          20,847
6. Ownership Form: Direct (D) or Indirect (I)
          (D)
7. Nature of Indirect Beneficial Ownership (Instr.4)

Reminder: Report on a separate line for each class of securities beneficially owned directly or indirectly.
                              (Print or Type Responses)

FORM 4 (continued)

Table II - Derivative Securities Acquired, Disposed of, or Beneficially Owned
           (e.g., puts, calls, warrants, options, convertible securities)

1.  Title of Derivative Security (Instr.3)
2.  Conversion or Exercise Price of Derivative Security
3.  Transaction Date (Month/Day/Year)
4.  Transaction Code (Instr.8)
5. Number of Derivative Securities Acquired (A) or Disposed of (D) (Instr.3,4 and 5)
6.  Date Exercisable and Expiration Date (Month/Day/Year)
7.  Title and Amount of Underlying Securities
8.  Price of Derivative Security (Instr.5)
9.  Number of Derivative Securities Beneficially Owned at End of Month
    (Instr.4)
10. Ownership Form of Derivative Security: Direct (D) or Indirect (I)
    (Instr.4)
11. Nature of Indirect Beneficial Ownership (Instr.4)

Explanation of Responses:



                                   /s/Philip W. McGinn, Jr.	   August 9, 2000
                               ------------------------------- --------------
                               **Signature of Reporting Person      Date

**	Intentional misstatements or omissions of facts constitute Federal
   Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note:	File three copies of this Form, one of which must be manually signed.
      If space provided is insufficient, see Instruction 6 for procedure.

                                                              	SEC 1474 (3/91)